UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:  BlackRock Funds

  BlackRock Tactical Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 03/31/2019

Item 1 – Report to Stockholders

MARCH 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Tactical Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2019, the U.S. equity and bond markets posted positive returns while weathering significant volatility. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018. Thereafter, global equity markets rebounded strongly, as inflation diminished and the U.S. Federal Reserve (the “Fed”) announced a shift to less restrictive monetary policy.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities. However, recent economic data indicates that Europe may emerge from its economic soft patch, reinvigorated by a manufacturing rebound and China’s economic stimulus.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury yields rose the fastest, while longer-term yields declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The Fed increased short-term interest rates three times during the reporting period. For its last two meetings, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the United Kingdom and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. U.S. and emerging market equities remain relatively attractive. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(1.72)%	9.50%
U.S. small cap equities (Russell 2000® Index)	(8.56)	2.05
International equities (MSCI Europe, Australasia, Far East Index)	(3.81)	(3.71)
Emerging market equities (MSCI Emerging Markets Index)	1.71	(7.41)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.17	2.12
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.08	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.63	4.48
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.32	5.12
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.39	5.93
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2019	BlackRock Tactical Opportunities Fund

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2019, the Fund underperformed its reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI All Country World Index (“ACWI”)). For the same period, the Fund also underperformed its cash benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund’s relative value positions in fixed income detracted from results, as did its positioning in currencies and equities.

In fixed income, a short position in India (paired against a long position in South Africa) weighed on returns as the Reserve Bank of India lowered interest rates in response to weaker headline inflation. In currencies, a short position in the British pound, which was motivated by deteriorating U.K. macro data related to Brexit uncertainty, was the largest detractor.

The major positive contributors included long positions in U.S. equities and bonds in the first quarter of 2019. A long tilt to global developed market bonds further aided returns, as central banks became more dovish due to broad-based weakness in economic growth. Relative value equity positioning also boosted results, with a preference for core Europe versus the periphery and the United States driving most of the contribution.

During the period, the investment adviser used derivatives as an efficient means to take active views on interest rates, equity indices and currencies. The use of derivatives instead of physical instruments had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund entered the period net long to global equities and net short to duration (interest rate sensitivity). The equity positioning was largely held as part of a high-conviction, macro theme regarding reflationary pressures and the market’s mispricing of macroeconomic data. While the long position in equities weighed on Fund returns when stocks sold off in late 2018, the investment adviser retained the position. As a result, the Fund was able to benefit from the subsequent rally. The Fund closed out these positions at a profit late in the period.

In fixed income, the Fund built a net long to duration (above-average interest rate sensitivity) early in the period and held it through the end of March. While a broad-based long tilt to global developed market bonds drove much of the increase in duration, the composition of the positioning changed during the course of the period. In January, the Fund pared back large intra-emerging markets views — including a short in India against longs in South Africa and Mexico, as well as a long in South Korea against Asia ex-Japan — in order to minimize further losses. Meanwhile, a bearish view on the U.K. economy (resulting from Brexit uncertainty) motivated the Fund to establish a long in U.K. bonds. The Fund neutralized much of the Europe-related risk associated with this position by establishing a short in Europe, thereby isolating U.K.-specific performance.

In currencies, the Fund maintained a long position in the Australian dollar throughout the period. However, several other aspects of its positioning changed materially. In mid-March, the Fund shifted from a long position in the U.S. dollar against the Chinese yuan into a long position in the Yuan. Strong Chinese economic data, together with the lack of an immediate shift in asset prices in reaction to the improved numbers, drove this change. The Fund also added a short position in the British pound in January.

As of March 31, 2019, the Fund held a higher allocation to cash as a means of reducing overall portfolio volatility. The cash weighting did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund had net long positions in both global equities and bonds. The investment adviser preferred core European stocks over the periphery and other developed markets, including the United States and Australia. In fixed income, the Fund was long in U.K. bonds due to policy insights and negative growth. This was largely offset by short positions elsewhere in Europe. In currencies, the Fund was overweight in the Australian dollar and Chinese yuan and underweight in the British pound and Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2019 (continued)	BlackRock Tactical Opportunities Fund

Performance Summary for the Period Ended March 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.86)%	2.80%	N/A	3.14%	N/A	8.07%	N/A
Service	(1.09)	2.46	N/A	2.83	N/A	7.76	N/A
Investor A	(1.04)	2.51	(2.88)%	2.82	1.72%	7.74	7.16%
Investor C	(1.39)	1.77	0.83	2.12	2.12	7.00	7.00
Class K	(0.84)	2.97	N/A	3.02	N/A	7.85	N/A
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index(c)	2.32	2.73	N/A	0.98	N/A	1.04	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index(d)	1.17	2.12	N/A	0.74	N/A	0.43	N/A
75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI ACWI(e)	1.37	2.89	N/A	2.44	N/A	3.87	N/A
MSCI ACWI(f)	(2.13)	2.60	N/A	6.45	N/A	11.98	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

(c)

A sub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.

(d)	An unmanaged index that tracks 3-month U.S. Treasury securities.
(e)	A customized weighted index comprised of 75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and 25% MSCI ACWI.
(f)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$991.40	$3.82	$1,000.00	$1,021.09	$3.88	0.77%
Service	1,000.00	989.10	5.55	1,000.00	1,019.35	5.64	1.12
Investor A	1,000.00	989.60	5.61	1,000.00	1,019.30	5.69	1.13
Investor C	1,000.00	986.10	9.11	1,000.00	1,015.76	9.25	1.84
Class K	1,000.00	991.60	3.48	1,000.00	1,021.44	3.53	0.70

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TOP TEN HOLDINGS

Ten Largest Holdings	Percent of Net Assets
U.S. Treasury Notes	15.1%
U.S. Treasury Bonds	3.7
Amazon.com, Inc.	1.2
Microsoft Corp.	1.1
Home Depot, Inc. (The)	1.0
Fluor Corp.	1.0
Apple, Inc.	0.9
Johnson & Johnson	0.7
International Paper Co.	0.6
Lowe’s Cos., Inc..	0.6

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Common Stocks	50%
U.S. Treasury Obligations	19
Asset-Backed Securities . . . . . . . . . . . . . . . . . .	—	(a)
Other Interests	—	(a)
Preferred Stocks	—	(a)
Short-Term Securities	4
Other Assets Less Liabilities	27

(a)	Represents less than 1% of the Fund’s net assets.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the August 1, 2016 inception date is that of Investor A Shares. The performance of the Fund’s Class K Shares would be substantially similar to Investor A Shares because Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares because Class K Shares have lower expenses than the Investor A Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2018 and held through March 31, 2019), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 0.0%
Knollwood CDO Ltd., Series 2004-1A, Class C, (LIBOR USD 3 Month + 3.20%), 4.36%, 01/10/39(a)(b)(c)	USD	164	$—

Total Asset-Backed Securities — 0.0% (Cost: $159,507)			—

		Shares

Common Stocks — 50.4%

Aerospace & Defense — 0.2%
Airbus SE		7,349	974,009
Safran SA		2,719	372,668
Singapore Technologies Engineering Ltd.		151,200	418,128
Thales SA		1,792	214,700

			1,979,505

Air Freight & Logistics — 0.1%
United Parcel Service, Inc., Class B		10,396	1,161,649

Airlines — 0.6%
American Airlines Group, Inc.		29,769	945,463
ANA Holdings, Inc.		5,300	194,445
Delta Air Lines, Inc.		18,409	950,825
Deutsche Lufthansa AG (Registered)		23,305	512,268
Southwest Airlines Co.		29,752	1,544,426
United Continental Holdings, Inc.(d)		16,264	1,297,542

			5,444,969

Auto Components — 0.1%
Aptiv plc		1,981	157,469
Lear Corp.		1,925	261,242

			418,711

Automobiles — 1.3%
Bayerische Motoren Werke AG		10,673	824,105
Daimler AG (Registered)		18,141	1,064,573
Ferrari NV		2,912	391,222
Fiat Chrysler Automobiles NV(d)		17,583	262,614
Ford Motor Co.		121,298	1,064,996
General Motors Co.		56,558	2,098,302
Harley-Davidson, Inc.		1,821	64,937
Honda Motor Co. Ltd.		10,900	296,053
Nissan Motor Co. Ltd.		12,800	105,116
Peugeot SA		4,544	110,881
Subaru Corp.		6,800	155,262
Tesla, Inc.(d)		7,157	2,002,958
Toyota Motor Corp.		26,900	1,584,701
Volkswagen AG		3,357	547,283

			10,573,003

Banks — 3.4%
ABN AMRO Group NV, CVA(c)		26,001	586,181
AIB Group plc		107,129	482,084
Australia & New Zealand Banking Group Ltd.		30,619	566,278
Banco Bilbao Vizcaya Argentaria SA		165,762	947,137
Banco Santander SA		347,749	1,614,783
Bank Leumi Le-Israel BM		16,866	110,498
Bank of America Corp.		66,392	1,831,755
Bank of Ireland Group plc		107,889	643,882
Bank of Montreal		2,968	222,075
Bank of Nova Scotia (The)		13,723	730,538
Bankia SA		8,232	21,344
Bankinter SA		39,626	302,019
Barclays plc		137,158	276,273
BNP Paribas SA		6,327	301,091
BOC Hong Kong Holdings Ltd.		52,500	217,871

Security	Shares	Value

Banks (continued)
CaixaBank SA	158,573	$495,886
Canadian Imperial Bank of Commerce	973	76,888
Citigroup, Inc.	6,939	431,745
Commonwealth Bank of Australia	19,998	1,003,782
Credit Agricole SA	7,735	93,392
DBS Group Holdings Ltd.	20,000	373,338
DNB ASA	5,018	92,431
Erste Group Bank AG(d)	15,583	572,732
Hang Seng Bank Ltd.	13,700	338,293
HSBC Holdings plc	285,207	2,317,551
ING Groep NV	92,285	1,118,245
Japan Post Bank Co. Ltd.	42,600	465,456
JPMorgan Chase & Co.	25,349	2,566,079
KBC Group NV	5,782	404,225
Mediobanca Banca di Credito Finanziario SpA	919	9,569
Mitsubishi UFJ Financial Group, Inc.	194,600	962,452
Mizuho Financial Group, Inc.	566,400	876,488
National Australia Bank Ltd.	21,945	394,312
National Bank of Canada	1,172	52,893
Nordea Bank Abp	24,836	189,123
Oversea-Chinese Banking Corp. Ltd.	35,200	287,780
Raiffeisen Bank International AG	5,989	134,526
Resona Holdings, Inc.	13,100	56,750
Royal Bank of Canada	14,437	1,089,189
Royal Bank of Scotland Group plc	109,830	353,660
Skandinaviska Enskilda Banken AB, Class A	13,281	115,052
Societe Generale SA	4,610	133,199
Standard Chartered plc	55,108	424,791
Sumitomo Mitsui Financial Group, Inc.	30,800	1,078,576
Sumitomo Mitsui Trust Holdings, Inc.	8,500	305,482
Svenska Handelsbanken AB, Class A	3,535	37,322
Swedbank AB, Class A	7,025	99,284
Toronto-Dominion Bank (The)	16,985	921,729
UniCredit SpA	33,580	431,352
United Overseas Bank Ltd.	15,000	279,861
Wells Fargo & Co.	19,256	930,450
Westpac Banking Corp.	34,618	638,129

		29,005,821

Beverages — 0.9%
Anheuser-Busch InBev SA	11,416	958,307
Asahi Group Holdings Ltd.	10,200	455,313
Carlsberg A/S, Class B	1,823	227,963
Coca-Cola Amatil Ltd.	29,756	182,882
Coca-Cola Bottlers Japan Holdings, Inc.	5,200	132,270
Coca-Cola Co. (The)	12,701	595,169
Coca-Cola European Partners plc	8,242	426,441
Davide Campari-Milano SpA	17,794	174,819
Diageo plc	30,481	1,247,345
Heineken Holding NV	5,731	575,039
Heineken NV	4,186	442,435
Kirin Holdings Co. Ltd.	19,000	454,550
PepsiCo, Inc.	7,168	878,438
Pernod Ricard SA	4,702	844,294
Suntory Beverage & Food Ltd.	1,200	56,438

		7,651,703

Biotechnology — 0.6%
AbbVie, Inc.	13,957	1,124,795
Amgen, Inc.	6,168	1,171,797
BeiGene Ltd., ADR(d)	893	117,876
Biogen, Inc.(d)	1,436	339,442
Celgene Corp.(d)	5,176	488,304
CSL Ltd.	6,800	943,516
Genmab A/S(d)	657	114,001

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences, Inc.	10,108	$657,121
Grifols SA	1,688	47,331
Vertex Pharmaceuticals, Inc.(d)	1,333	245,205

		5,249,388

Capital Markets — 0.6%
Brookfield Asset Management, Inc., Class A	12,554	584,886
Charles Schwab Corp. (The)	2,713	116,008
CME Group, Inc.	924	152,072
Credit Suisse Group AG (Registered)(d)	34,484	401,960
Deutsche Bank AG (Registered)	8,016	65,346
Deutsche Boerse AG	2,562	328,499
Goldman Sachs Group, Inc. (The)	2,025	388,780
Hargreaves Lansdown plc	458	11,127
Hong Kong Exchanges & Clearing Ltd.	12,200	426,250
Invesco Ltd.	4,599	88,807
Investec plc	12,795	73,732
Japan Exchange Group, Inc.	2,500	44,622
Macquarie Group Ltd.	1,391	128,106
Morgan Stanley	4,628	195,302
Nomura Holdings, Inc.	27,900	100,821
S&P Global, Inc.	6,890	1,450,689
SBI Holdings, Inc.	2,300	51,432
Singapore Exchange Ltd.	8,900	48,110
St James’s Place plc	880	11,793
UBS Group AG (Registered)(d)	52,845	641,197

		5,309,539

Chemicals — 0.5%
Air Water, Inc.	21,200	307,919
Asahi Kasei Corp.	15,400	159,486
BASF SE	2,442	180,090
CF Industries Holdings, Inc.	338	13,817
Covestro AG(c)	2,897	159,831
DowDuPont, Inc.	25,354	1,351,622
Evonik Industries AG	7,268	198,338
Kaneka Corp.	1,400	52,560
Kansai Paint Co. Ltd.	1,500	28,672
Linde plc	4,136	727,646
Mitsubishi Chemical Holdings Corp.	15,800	111,589
Mosaic Co. (The)	5,795	158,261
Nutrien Ltd.	3,603	190,025
Sherwin-Williams Co. (The)	412	177,453
Showa Denko KK	3,900	137,857
Symrise AG	1,094	98,622
Yara International ASA	10,196	417,781

		4,471,569

Commercial Services & Supplies — 1.1%
Babcock International Group plc	14,875	95,707
Cintas Corp.	8,645	1,747,241
Copart, Inc.(d)	14,878	901,458
Dai Nippon Printing Co. Ltd.	5,300	126,950
Edenred	19,343	880,891
ISS A/S	13,613	414,607
Republic Services, Inc.	11,299	908,214
Rollins, Inc.	11,646	484,706
Secom Co. Ltd.	8,800	754,679
Sohgo Security Services Co. Ltd.	3,400	148,302
Toppan Printing Co. Ltd.	6,100	92,313
Waste Connections, Inc.	7,086	627,749
Waste Management, Inc.	16,928	1,758,988

		8,941,805

Security	Shares	Value

Construction & Engineering — 1.5%
Eiffage SA	1,260	$121,121
Fluor Corp.	222,952	8,204,633
Jacobs Engineering Group, Inc.	47,504	3,571,826
Shimizu Corp.	5,500	47,901
Taisei Corp.	2,900	134,916
Vinci SA	2,104	204,723

		12,285,120

Construction Materials — 0.1%
Fletcher Building Ltd.	7,774	26,217
Martin Marietta Materials, Inc.	1,792	360,515
Taiheiyo Cement Corp.	2,400	80,157
Vulcan Materials Co.	4,391	519,894

		986,783

Consumer Finance — 0.1%
American Express Co.	9,895	1,081,523
Synchrony Financial	2,462	78,538

		1,160,061

Containers & Packaging — 2.0%
Avery Dennison Corp.	6,376	720,488
Ball Corp.	51,837	2,999,289
CCL Industries, Inc., Class B	1,810	73,275
Crown Holdings, Inc.(d)	30,879	1,685,067
International Paper Co.	111,233	5,146,751
Packaging Corp. of America	32,054	3,185,526
Sealed Air Corp.	7,589	349,549
Toyo Seikan Group Holdings Ltd.	19,700	404,116
Westrock Co.	64,168	2,460,843

		17,024,904

Distributors — 0.0%
Jardine Cycle & Carriage Ltd.	1,300	31,226

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(d)	5,738	1,152,707
EXOR NV	544	35,329
Groupe Bruxelles Lambert SA	5,135	499,226
ORIX Corp.	53,800	772,977
Standard Life Aberdeen plc	6,518	22,403
Wendel SA	250	31,505

		2,514,147

Electric Utilities — 0.6%
American Electric Power Co., Inc.	5,448	456,270
Chubu Electric Power Co., Inc.	19,200	300,156
Chugoku Electric Power Co., Inc. (The)	17,000	212,204
Duke Energy Corp.	6,446	580,140
Edison International	8,492	525,825
EDP - Energias de Portugal SA	4,847	19,070
Enel SpA	33,909	217,282
Exelon Corp.	13,710	687,282
FirstEnergy Corp.	7,403	308,039
Kansai Electric Power Co., Inc. (The)	22,800	336,234
Kyushu Electric Power Co., Inc.	22,500	265,765
Longview Energy Co. (Acquired 08/13/04, cost $48,000)(b)(d)(e)	3,200	6,112
Red Electrica Corp. SA	4,840	103,173
Southern Co. (The)	2,069	106,926
SSE plc	17,356	268,529
Tohoku Electric Power Co., Inc.	20,700	264,308
Tokyo Electric Power Co. Holdings, Inc.(d)	28,100	177,764

		4,835,079

Electronic Equipment, Instruments & Components — 0.0%
Ingenico Group SA	2,353	168,079
Keyence Corp.	300	187,559

		355,638

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.1%
Halliburton Co.	16,021	$469,415
Schlumberger Ltd.	1,842	80,256
TechnipFMC plc	1,300	30,576
Tenaris SA	6,719	94,651
WorleyParsons Ltd.	9,719	97,546

		772,444

Entertainment — 0.8%
Activision Blizzard, Inc.	3,880	176,656
Electronic Arts, Inc.(d)	1,203	122,261
Konami Holdings Corp.	2,900	126,178
Liberty Media Corp.-Liberty Formula One, Class C(d)	3,574	125,269
Live Nation Entertainment, Inc.(d)	1,308	83,110
Netflix, Inc.(d)	8,289	2,955,526
Nexon Co. Ltd.(d)	700	11,009
Nintendo Co. Ltd.	1,500	430,037
Nordic Entertainment Group AB, Class B(d)	52	1,219
Viacom, Inc., Class B	7,201	202,132
Walt Disney Co. (The)	22,840	2,535,963

		6,769,360

Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp.	4,186	824,893
Ascendas Real Estate Investment Trust	156,000	335,304
British Land Co. plc (The)	11,370	87,295
Brookfield Property REIT, Inc., Class A	542	11,106
CapitaLand Commercial Trust	183,300	262,622
CapitaLand Mall Trust	194,300	341,431
Crown Castle International Corp.	1,561	199,808
Daiwa House REIT Investment Corp.	25	55,460
Dexus	11,386	103,049
Equity Residential	4,123	310,544
GPT Group (The)	20,203	89,116
H&R REIT	14,801	259,282
Hammerson plc	3,906	17,100
Japan Prime Realty Investment Corp.	33	135,844
Japan Real Estate Investment Corp.	43	253,471
Japan Retail Fund Investment Corp.	111	223,042
Land Securities Group plc	15,793	188,031
Link REIT	30,000	351,230
Mirvac Group	41,598	81,258
Nippon Building Fund, Inc.	62	419,818
Nippon Prologis REIT, Inc.	16	34,065
Nomura Real Estate Master Fund, Inc.	189	278,419
Public Storage	700	152,446
SBA Communications Corp.(d)	620	123,789
Scentre Group	59,516	173,733
Segro plc	19,797	173,779
Simon Property Group, Inc.	3,079	561,025
Stockland	27,250	74,536
Suntec REIT	97,700	140,774
United Urban Investment Corp.	72	113,667

		6,375,937

Food & Staples Retailing — 1.5%
Aeon Co. Ltd.	7,900	165,468
Alimentation Couche-Tard, Inc., Class B	798	47,008
Carrefour SA	9,102	169,999
Casino Guichard Perrachon SA	2,911	126,208
Colruyt SA	10,579	781,699
Costco Wholesale Corp.	7,181	1,738,807
Empire Co. Ltd., Class A	7,581	164,118
FamilyMart UNY Holdings Co. Ltd.	800	20,393
George Weston Ltd.	8,613	619,316
ICA Gruppen AB	14,159	568,450

Security	Shares	Value

Food & Staples Retailing (continued)
J Sainsbury plc	59,991	$184,092
Koninklijke Ahold Delhaize NV	26,908	716,392
Kroger Co. (The)	23,965	589,539
Loblaw Cos. Ltd.	13,570	669,386
METRO AG	14,946	248,232
Metro, Inc.	13,676	503,505
Seven & i Holdings Co. Ltd.	10,600	399,940
Sysco Corp.	4,435	296,081
Tesco plc	80,214	242,768
Walgreens Boots Alliance, Inc.	14,373	909,380
Walmart, Inc.	29,757	2,902,200
Wm Morrison Supermarkets plc	111,295	330,165
Woolworths Group Ltd.	7,309	157,844

		12,550,990

Food Products — 0.7%
a2 Milk Co. Ltd.(d)	1,156	11,311
Bunge Ltd.	5,012	265,987
Conagra Brands, Inc.	3,113	86,355
Danone SA	13,709	1,055,606
General Mills, Inc.	9,681	500,992
Kerry Group plc, Class A	3,259	363,750
Kraft Heinz Co. (The)	8,200	267,730
Lamb Weston Holdings, Inc.	2,840	212,829
MEIJI Holdings Co. Ltd.	3,500	284,520
Nestle SA (Registered)	24,031	2,291,366
Nisshin Seifun Group, Inc.	2,800	64,367
Nissin Foods Holdings Co. Ltd.	500	34,403
Toyo Suisan Kaisha Ltd.	300	11,436
Tyson Foods, Inc., Class A	3,272	227,175
WH Group Ltd.(c)	404,000	432,129
Yamazaki Baking Co. Ltd.	6,500	105,666

		6,215,622

Gas Utilities — 0.1%
Osaka Gas Co. Ltd.	6,300	124,558
Toho Gas Co. Ltd.	900	40,475
Tokyo Gas Co. Ltd.	11,700	316,716

		481,749

Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	25,885	2,069,247
ABIOMED, Inc.(d)	357	101,956
Align Technology, Inc.(d)	1,050	298,546
Baxter International, Inc.	6,099	495,910
Becton Dickinson and Co.	1,473	367,852
BioMerieux	239	19,768
Boston Scientific Corp.(d)	8,016	307,654
Cochlear Ltd.	625	77,064
Coloplast A/S, Class B	314	34,468
Danaher Corp.	2,484	327,938
DexCom, Inc.(d)	1,392	165,787
Edwards Lifesciences Corp.(d)	1,966	376,155
Fisher & Paykel Healthcare Corp. Ltd.	18,920	202,542
Hoya Corp.	7,500	496,779
IDEXX Laboratories, Inc.(d)	324	72,446
Intuitive Surgical, Inc.(d)	836	477,005
Koninklijke Philips NV	15,672	640,320
Medtronic plc	13,874	1,263,644
Olympus Corp.	15,600	169,716
Siemens Healthineers AG(c)	8,217	343,062
Smith & Nephew plc	731	14,517
Sonova Holding AG (Registered)	1,321	261,782
Straumann Holding AG (Registered)	127	103,822
Stryker Corp.	2,590	511,577
Terumo Corp.	7,200	220,361

		9,419,918

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 1.6%
Alfresa Holdings Corp.	9,000	$256,471
AmerisourceBergen Corp.	6,723	534,613
Anthem, Inc.	1,815	520,869
Cardinal Health, Inc.	8,912	429,113
Centene Corp.(d)	4,595	243,994
Cigna Corp.	5,211	838,033
CVS Health Corp.	31,461	1,696,692
DaVita, Inc.(d)	8,457	459,131
Fresenius Medical Care AG & Co. KGaA	1,498	121,068
Fresenius SE & Co. KGaA	4,621	258,277
HCA Healthcare, Inc.	12,270	1,599,763
Henry Schein, Inc.(d)	4,921	295,801
Humana, Inc.	717	190,722
Laboratory Corp. of America Holdings(d)	4,009	613,297
McKesson Corp.	6,004	702,828
Medipal Holdings Corp.	12,300	292,664
NMC Health plc	4,545	135,472
Quest Diagnostics, Inc.	6,037	542,847
Ramsay Health Care Ltd.	3,929	179,668
Ryman Healthcare Ltd.	38,129	318,363
Sonic Healthcare Ltd.	8,757	152,831
Suzuken Co. Ltd.	6,200	359,629
UnitedHealth Group, Inc.	8,911	2,203,334
Universal Health Services, Inc., Class B	3,976	531,869

		13,477,349

Health Care Technology — 0.1%
Cerner Corp.(d)	4,081	233,474
M3, Inc.	1,700	28,610
Veeva Systems, Inc., Class A(d)	1,908	242,049

		504,133

Hotels, Restaurants & Leisure — 0.2%
Galaxy Entertainment Group Ltd.	25,000	170,375
McDonald’s Corp.	300	56,970
Oriental Land Co. Ltd.	2,000	227,472
Restaurant Brands International, Inc.	1,615	105,068
Sands China Ltd.	28,800	144,949
SJM Holdings Ltd.	126,000	144,039
Whitbread plc	5,469	361,918
Wynn Macau Ltd.	9,600	22,672

		1,233,463

Household Durables — 0.3%
DR Horton, Inc.	16,779	694,315
Lennar Corp., Class A	12,100	593,989
NVR, Inc.(d)	266	736,022
PulteGroup, Inc.	20,413	570,747
Sony Corp.	800	33,777

		2,628,850

Household Products — 0.5%
Church & Dwight Co., Inc.	1,357	96,659
Essity AB, Class B	26,837	774,471
Henkel AG & Co. KGaA	6,029	573,677
Kimberly-Clark Corp.	4,850	600,915
Lion Corp.	2,200	46,363
Procter & Gamble Co. (The)	17,866	1,858,957
Reckitt Benckiser Group plc	7,559	629,080

		4,580,122

Independent Power and Renewable Electricity Producers — 0.0%
Electric Power Development Co. Ltd.	5,100	124,365

Industrial Conglomerates — 0.3%
3M Co.	3,842	798,291

Security	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	133,877	$1,337,431
Keppel Corp. Ltd.	48,300	222,245
NWS Holdings Ltd.	57,000	124,794
Siemens AG (Registered)	2,635	283,374
Toshiba Corp.	1,900	60,560

		2,826,695

Insurance — 3.2%
Admiral Group plc	6,008	169,943
Aegon NV	134,941	648,184
Aflac, Inc.	11,738	586,900
Ageas	24,737	1,193,228
AIA Group Ltd.	176,000	1,759,960
Allianz SE (Registered)	9,565	2,131,537
Allstate Corp. (The)	3,039	286,213
American International Group, Inc.	15,773	679,185
Aon plc	4,067	694,237
Arch Capital Group Ltd.(d)	6,448	208,399
Assicurazioni Generali SpA	54,651	1,013,259
Athene Holding Ltd., Class A(d)	694	28,315
Aviva plc	41,140	221,228
AXA SA	29,883	751,584
Baloise Holding AG (Registered)	957	158,169
CNP Assurances	5,844	128,673
Dai-ichi Life Holdings, Inc.	27,900	388,405
Direct Line Insurance Group plc	58,761	270,314
Hannover Rueck SE	5,241	753,083
Japan Post Holdings Co. Ltd.	84,000	983,124
Legal & General Group plc	206,244	740,133
Manulife Financial Corp.	47,012	795,055
Mapfre SA	75,727	208,736
Marsh & McLennan Cos., Inc.	22,996	2,159,324
MetLife, Inc.	15,840	674,309
MS&AD Insurance Group Holdings, Inc.	22,000	670,309
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,206	759,804
NN Group NV	20,249	842,489
Poste Italiane SpA(c)	17,998	175,319
Progressive Corp. (The)	7,652	551,633
Prudential Financial, Inc.	550	50,534
Prudential plc	30,023	601,825
QBE Insurance Group Ltd.	32,795	286,921
Reinsurance Group of America, Inc.	713	101,232
Sampo OYJ, Class A	4,135	187,410
Sompo Holdings, Inc.	11,100	411,066
Sony Financial Holdings, Inc.	8,000	150,975
Sun Life Financial, Inc.	20,669	794,063
Swiss Life Holding AG (Registered)(d)	953	419,892
Swiss Re AG	8,118	793,496
T&D Holdings, Inc.	11,200	117,945
Tokio Marine Holdings, Inc.	20,000	968,934
Travelers Cos., Inc. (The)	1,207	165,552
Unum Group	2,448	82,816
Willis Towers Watson plc	956	167,921
Zurich Insurance Group AG	3,473	1,149,690

		27,081,323

Interactive Media & Services — 1.5%
Alphabet, Inc., Class A(d)	3,053	3,593,045
Alphabet, Inc., Class C(d)	3,755	4,405,779
Auto Trader Group plc(c)	3,740	25,437
Facebook, Inc., Class A(d)	25,919	4,320,438
IAC/InterActiveCorp(d)	280	58,831
Kakaku.com, Inc.	1,300	25,045

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
TripAdvisor, Inc.(d)	1,707	$87,825
Twitter, Inc.(d)	4,679	153,846
Yahoo Japan Corp.	26,200	64,259

		12,734,505

Internet & Direct Marketing Retail — 1.5%
Amazon.com, Inc.(d)	5,539	9,863,574
Booking Holdings, Inc.(d)	987	1,722,226
eBay, Inc.	7,844	291,326
Expedia Group, Inc.	242	28,798
GrubHub, Inc.(d)	1,816	126,158
MercadoLibre, Inc.	431	218,832
Qurate Retail, Inc.(d)	2,551	40,765
Rakuten, Inc.	8,000	75,919
Wayfair, Inc., Class A(d)	2,107	312,784
Zalando SE(c)(d)	1,069	41,670
ZOZO, Inc.	1,300	24,578

		12,746,630

IT Services — 1.5%
Accenture plc, Class A	473	83,258
Atos SE	5,868	566,486
Automatic Data Processing, Inc.	13,360	2,134,126
Broadridge Financial Solutions, Inc.	88	9,125
Cognizant Technology Solutions Corp., Class A	376	27,241
Computershare Ltd.	7,496	91,123
Fidelity National Information Services, Inc.	5,134	580,655
Fiserv, Inc.(d)	6,250	551,750
FleetCor Technologies, Inc.(d)	707	174,339
Fujitsu Ltd.	7,400	535,165
International Business Machines Corp.	6,437	908,261
Jack Henry & Associates, Inc.	782	108,495
Leidos Holdings, Inc.	612	39,223
Mastercard, Inc., Class A	5,146	1,211,626
Nomura Research Institute Ltd.	8,700	396,281
Obic Co. Ltd.	3,700	374,161
Otsuka Corp.	8,600	321,746
Paychex, Inc.	4,829	387,286
PayPal Holdings, Inc.(d)	13,346	1,385,849
Shopify, Inc., Class A(d)	953	196,726
Square, Inc., Class A(d)	3,211	240,568
Visa, Inc., Class A	12,285	1,918,794
Wirecard AG	1,490	187,178
Worldpay, Inc., Class A(d)	3,469	393,732

		12,823,194

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	677	54,417
Illumina, Inc.(d)	345	107,188
Mettler-Toledo International, Inc.(d)	25	18,075
QIAGEN NV(d)	8,146	330,664
Thermo Fisher Scientific, Inc.	2,775	759,573
Waters Corp.(d)	58	14,599

		1,284,516

Machinery — 0.0%
ANDRITZ AG	5,183	222,297

Media — 0.8%
CBS Corp. (Non-Voting), Class B	6,500	308,945
Charter Communications, Inc., Class A(d)	3,929	1,363,009
Comcast Corp., Class A	74,288	2,970,034
Dentsu, Inc.	1,800	76,180
Discovery, Inc., Class A(d)	1,558	42,097
Discovery, Inc., Class C(d)	11,512	292,635
Fox Corp., Class A(d)	5,884	216,002

Security	Shares	Value

Media (continued)
Fox Corp., Class B(d)	5,279	$189,410
Hakuhodo DY Holdings, Inc.	600	9,661
I-CABLE Communications Ltd.(d)	12,579	167
Interpublic Group of Cos., Inc. (The)	3,604	75,720
Liberty Broadband Corp., Class C(d)	840	77,062
Liberty Global plc, Class A(d)	2,286	56,967
Liberty Global plc, Class C(d)	21,104	510,928
Liberty Media Corp.-Liberty SiriusXM, Class C(d)	4,346	166,191
Modern Times Group MTG AB, Class B	52	667
News Corp., Class A	2,782	34,608
Omnicom Group, Inc.	2,925	213,496
Sirius XM Holdings, Inc.	70,323	398,732

		7,002,511

Metals & Mining — 0.5%
Agnico Eagle Mines Ltd.	19,822	861,794
Alumina Ltd.	273,850	471,600
Franco-Nevada Corp.	4,076	305,589
Freeport-McMoRan, Inc.	9,217	118,807
Fresnillo plc	67,751	767,815
Goldcorp, Inc.	21,257	243,214
Turquoise Hill Resources Ltd.(d)	53,571	88,193
Wheaton Precious Metals Corp.	47,043	1,119,795

		3,976,807

Multiline Retail — 0.3%
Canadian Tire Corp. Ltd., Class A	4,175	449,851
Dollar General Corp.	655	78,142
Dollar Tree, Inc.(d)	210	22,058
Dollarama, Inc.	12,974	346,109
Kohl’s Corp.	499	34,316
Marks & Spencer Group plc	60,758	220,508
Marui Group Co. Ltd.	1,300	26,285
Next plc	3,605	261,961
Nordstrom, Inc.	4,987	221,323
Pan Pacific International Holdings Corp.	1,500	99,381
Takashimaya Co. Ltd.	2,900	38,645
Target Corp.	4,008	321,682
Wesfarmers Ltd.	10,672	262,797

		2,383,058

Multi-Utilities — 0.5%
AGL Energy Ltd.	224,363	3,468,156
E.ON SE	10,755	119,684
Innogy SE(c)	310	14,334
National Grid plc	14,977	166,250
RWE AG	1,099	29,510

		3,797,934

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp.	9,579	435,653
Apache Corp.	4,799	166,333
BP plc	251,934	1,829,413
Cabot Oil & Gas Corp.	11,533	301,011
Canadian Natural Resources Ltd.	30,236	830,141
Chevron Corp.	18,827	2,319,110
Cimarex Energy Co.	1,191	83,251
Concho Resources, Inc.	201	22,303
ConocoPhillips	19,593	1,307,637
Continental Resources, Inc.(d)	1,579	70,692
Devon Energy Corp.	8,125	256,425
Enbridge, Inc.	24,144	874,449
Encana Corp.	10,308	74,667
Eni SpA	9,535	168,469
EOG Resources, Inc.	8,154	776,098

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Equinor ASA	16,133	$353,637
Exxon Mobil Corp.	35,694	2,884,075
Galp Energia SGPS SA	32,154	515,226
Hess Corp.	3,248	195,627
Idemitsu Kosan Co. Ltd.	9,586	320,634
Inpex Corp.	82,000	780,059
JXTG Holdings, Inc.	83,800	382,542
Koninklijke Vopak NV	1,143	54,746
Lundin Petroleum AB	12,307	416,740
Marathon Oil Corp.	13,493	225,468
Matador Resources Co.(d)	939	18,151
Noble Energy, Inc.	418	10,337
Occidental Petroleum Corp.	2,521	166,890
Oil Search Ltd.	94,713	526,959
OMV AG	3,601	195,539
Pembina Pipeline Corp.	5,689	208,982
Pioneer Natural Resources Co.	2,504	381,309
PrairieSky Royalty Ltd.	2,072	27,909
Royal Dutch Shell plc, Class A	74,440	2,339,346
Royal Dutch Shell plc, Class B	63,679	2,012,612
Santos Ltd.	68,608	332,184
Seven Generations Energy Ltd., Class A(d)	1,263	9,120
Suncor Energy, Inc.	8,179	265,075
TOTAL SA	31,831	1,771,374
Tourmaline Oil Corp.	3,482	53,780
TransCanada Corp.	12,706	570,669
Vermilion Energy, Inc.	3,548	87,588
Woodside Petroleum Ltd.	35,482	871,085

		25,493,315

Paper & Forest Products — 0.0%
Oji Holdings Corp.	5,100	31,737

Personal Products — 0.8%
Beiersdorf AG	9,048	941,949
Estee Lauder Cos., Inc. (The), Class A	3,239	536,217
Kao Corp.	8,900	702,447
Kobayashi Pharmaceutical Co. Ltd.	1,900	160,755
Kose Corp.	1,100	202,742
L’Oreal SA	5,745	1,547,079
Pola Orbis Holdings, Inc.	8,400	268,685
Shiseido Co. Ltd.	6,600	477,872
Unilever NV, CVA	26,750	1,559,563
Unilever plc	11,486	661,164

		7,058,473

Pharmaceuticals — 4.7%
Allergan plc	8,213	1,202,465
Astellas Pharma, Inc.	41,400	622,067
AstraZeneca plc	12,131	968,314
Aurora Cannabis, Inc.(d)	3,061	27,693
Bausch Health Cos., Inc.(d)	7,316	180,498
Bayer AG (Registered)	11,953	769,676
Bristol-Myers Squibb Co.	38,775	1,849,955
Chugai Pharmaceutical Co. Ltd.	5,300	365,059
Daiichi Sankyo Co. Ltd.	9,000	415,599
Eisai Co. Ltd.	4,200	236,321
Elanco Animal Health, Inc.(d)	3,066	98,327
Eli Lilly & Co.	20,906	2,712,763
GlaxoSmithKline plc	47,401	984,794
H Lundbeck A/S	3,055	132,480
Hisamitsu Pharmaceutical Co., Inc.	700	32,289
Ipsen SA	1,027	140,834
Jazz Pharmaceuticals plc(d)	1,557	222,573

Security	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	41,474	$5,797,650
Kyowa Hakko Kirin Co. Ltd.	5,700	124,394
Merck & Co., Inc.	50,649	4,212,477
Merck KGaA	5,993	684,227
Mitsubishi Tanabe Pharma Corp.	4,700	62,954
Mylan NV(d)	13,993	396,562
Nektar Therapeutics(d)	8,433	283,349
Novartis AG (Registered)	24,288	2,334,551
Novo Nordisk A/S, Class B	28,977	1,514,494
Ono Pharmaceutical Co. Ltd.	5,700	112,007
Orion OYJ, Class B	2,913	109,460
Otsuka Holdings Co. Ltd.	6,800	267,736
Perrigo Co. plc	3,495	168,319
Pfizer, Inc.	105,231	4,469,161
Recordati SpA	4,411	171,878
Roche Holding AG	8,461	2,331,470
Sanofi SA	24,742	2,187,790
Santen Pharmaceutical Co. Ltd.	2,000	29,893
Shionogi & Co. Ltd.	8,300	515,277
Sumitomo Dainippon Pharma Co. Ltd.	3,000	74,457
Taisho Pharmaceutical Holdings Co. Ltd.	2,000	191,066
Takeda Pharmaceutical Co. Ltd.	17,527	717,770
Teva Pharmaceutical Industries Ltd., ADR	2,119	33,226
UCB SA	4,123	354,175
Zoetis, Inc.	11,881	1,196,060

		39,302,110

Professional Services — 0.9%
Bureau Veritas SA	9,581	224,778
CoStar Group, Inc.(d)	1,403	654,387
Equifax, Inc.	7,987	946,459
Nielsen Holdings plc	32,398	766,861
Persol Holdings Co. Ltd.	5,000	81,192
Recruit Holdings Co. Ltd.	12,700	364,115
Robert Half International, Inc.	13,004	847,341
SEEK Ltd.	15,034	187,551
Teleperformance	5,171	929,574
TransUnion	18,934	1,265,549
Verisk Analytics, Inc.	11,972	1,592,276

		7,860,083

Real Estate Management & Development — 0.7%
Aeon Mall Co. Ltd.	5,800	95,459
CapitaLand Ltd.	154,000	415,515
City Developments Ltd.	1,300	8,700
CK Asset Holdings Ltd.	29,000	258,268
Daito Trust Construction Co. Ltd.	2,300	320,891
Daiwa House Industry Co. Ltd.	17,400	554,149
Deutsche Wohnen SE	11,553	560,612
Henderson Land Development Co. Ltd.	11,000	70,008
Hongkong Land Holdings Ltd.	24,300	172,959
Hulic Co. Ltd.	16,300	160,162
Mitsubishi Estate Co. Ltd.	35,300	640,516
Mitsui Fudosan Co. Ltd.	21,400	539,099
New World Development Co. Ltd.	61,000	101,243
Nomura Real Estate Holdings, Inc.	6,000	115,457
Sumitomo Realty & Development Co. Ltd.	14,900	618,206
Sun Hung Kai Properties Ltd.	22,000	378,196
Swire Pacific Ltd., Class A	8,000	103,047
Swire Properties Ltd.	8,000	34,431
Tokyu Fudosan Holdings Corp.	5,000	29,963
UOL Group Ltd.	3,500	17,994
Vonovia SE	12,705	659,333
Wharf Real Estate Investment Co. Ltd.	10,000	74,527

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Wheelock & Co. Ltd.	5,000	$36,696

		5,965,431

Road & Rail — 0.0%
Canadian National Railway Co.	694	62,127
Central Japan Railway Co.	400	92,978

		155,105

Semiconductors & Semiconductor Equipment — 0.0%
Applied Materials, Inc.	3,984	158,005

Software — 2.2%
Adobe, Inc.(d)	5,939	1,582,684
Autodesk, Inc.(d)	357	55,628
CDK Global, Inc.	1,676	98,582
Check Point Software Technologies Ltd.(d)	1,688	213,515
Intuit, Inc.	4,958	1,296,071
Microsoft Corp.	78,500	9,258,290
Oracle Corp.	6,300	423,667
Oracle Corp.	29,045	1,560,007
Red Hat, Inc.(d)	2,602	475,385
salesforce.com, Inc.(d)	7,396	1,171,305
SAP SE	13,203	1,526,327
ServiceNow, Inc.(d)	1,618	398,821
Splunk, Inc.(d)	1,258	156,747
Symantec Corp.	2,334	53,659
Temenos AG (Registered)(d)	337	49,719
Trend Micro, Inc.	2,400	117,050
VMware, Inc., Class A	385	69,496
Workday, Inc., Class A(d)	1,404	270,761

		18,777,714

Specialty Retail — 4.4%
Advance Auto Parts, Inc.	8,225	1,402,609
AutoZone, Inc.(d)	2,208	2,261,257
Best Buy Co., Inc.	25,097	1,783,393
Burlington Stores, Inc.(d)	5,076	795,308
CarMax, Inc.(d)	17,262	1,204,888
Fast Retailing Co. Ltd.	500	235,481
Gap, Inc. (The)	19,673	515,039
Hennes & Mauritz AB, Class B	7,794	130,029
Hikari Tsushin, Inc.	200	37,961
Home Depot, Inc. (The)	43,303	8,309,413
Industria de Diseno Textil SA	4,649	136,687
L Brands, Inc.	29,587	816,009
Lowe’s Cos., Inc.	43,745	4,788,765
Nitori Holdings Co. Ltd.	700	90,507
O’Reilly Automotive, Inc.(d)	6,533	2,536,764
Ross Stores, Inc.	16,317	1,519,113
Tiffany & Co.	21,054	2,222,250
TJX Cos., Inc. (The)	42,989	2,287,445
Tractor Supply Co.	25,853	2,527,389
Ulta Beauty, Inc.(d)	9,910	3,455,914

		37,056,221

Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	38,641	7,339,858

Textiles, Apparel & Luxury Goods — 0.1%
Hermes International	563	371,734
Kering SA	304	174,375
LVMH Moet Hennessy Louis Vuitton SE	714	262,990

		809,099

Security	Shares		Value

Tobacco — 0.4%
Altria Group, Inc.		9,347	$536,798
British American Tobacco plc		27,741	1,157,295
Imperial Brands plc		1,390	47,548
Japan Tobacco, Inc.		19,900	492,880
Philip Morris International, Inc.		3,337	294,957
Swedish Match AB		11,329	578,038

			3,107,516

Trading Companies & Distributors — 0.0%
Finning International, Inc.		9,776	173,815

Transportation Infrastructure — 0.2%
Aena SME SA(c)		4,880	879,331
Aeroports de Paris		1,809	350,002
Transurban Group(f)		9,730	91,259

			1,320,592

Water Utilities — 0.0%
Severn Trent plc		5,094	131,191
United Utilities Group plc		17,370	184,481

			315,672

Wireless Telecommunication Services — 0.0%
SoftBank Group Corp.		2,300	224,196

Total Common Stocks — 50.4% (Cost: $406,272,909)			426,563,334

		Beneficial Interest (000)

Other Interests — 0.0%(b)(d)(g)(h)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.	USD	300	—

			—

Total Other Interests — 0.0%			—

		Shares

Preferred Stocks — 0.4%

Automobiles — 0.2%
Bayerische Motoren Werke AG (Preference)		5,561	366,096
Porsche Automobil Holding SE (Preference)		10,163	637,753
Volkswagen AG (Preference)		3,800	599,089

			1,602,938

Chemicals — 0.1%
Fuchs Petrolub SE (Preference)		18,816	776,720

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)		1,264	217,228

Household Products — 0.1%
Henkel AG & Co. KGaA (Preference)		4,912	501,880

Total Preferred Stocks — 0.4% (Cost: $3,205,810)			3,098,766

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 18.7%
U.S. Treasury Bonds, 8.75%, 08/15/20	USD	28,819	$31,284,810
U.S. Treasury Notes:
3.63%, 02/15/20		28,099	28,380,192
2.75%, 08/15/21		47,522	48,048,793
1.13%, 08/31/21		52,313	50,919,057

Total U.S. Treasury Obligations — 18.7% (Cost: $158,462,467)			158,632,852

Total Long-Term Investments — 69.5% (Cost: $568,100,693)			588,294,952

		Shares

Short-Term Securities — 4.0%(i)(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class,
2.37%		33,595,055	33,595,055

Total Short-Term Securities — 4.0% (Cost: $33,595,055)			33,595,055

Total Investments — 73.5% (Cost: $601,695,748)			621,890,007

Other Assets Less Liabilities — 26.5%			223,974,546

Net Assets — 100.0%			$845,864,553

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,112, representing less than 0.05% of its net assets as of period end, and an original cost of $48,000.

(f)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(g)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended March 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 03/31/19	Value at 03/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	20,008,118	13,586,937	33,595,055	$33,595,055	$403,060		$—	$—
SL Liquidity Series, LLC, Money Market Series*	—	—	—	—	29,210	(b)	(394)	—

				$33,595,055	$432,270		$(394)	$—

*	No longer held by the Fund as of period end.
(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchange Index	904	04/18/19	$111,129	$3,408,515
CAC 40 10 Euro Index	259	04/18/19	15,523	295,466
IBEX 35 Index	92	04/18/19	9,483	(197,923)
Hang Seng Index	58	04/29/19	10,742	150,188
Euro-BTP	126	06/06/19	18,299	404,453
TOPIX Index	223	06/13/19	32,032	(254,105)
Australia 10 Year Bond	407	06/17/19	40,042	521,042
Canada 10 Year Bond	219	06/19/19	22,786	175,160
U.S. Treasury 10 Year Note	669	06/19/19	83,102	258,615
U.S. Treasury Ultra Bond	342	06/19/19	57,456	2,154,317
DAX Index	259	06/21/19	83,779	62,692
S&P 500 E-Mini Index	358	06/21/19	50,797	1,535,195
Long Gilt	190	06/26/19	32,015	664,483

				9,178,098

Short Contracts
OMXS30 Index	3,751	04/17/19	62,384	(149,369)
MSCI Singapore Index	1,784	04/29/19	47,350	(533,057)
Euro-Bund	1,338	06/06/19	249,660	(4,780,156)
S&P/TSX 60 Index	124	06/20/19	17,762	(51,611)
SPI 200 Index	869	06/20/19	95,193	158,630
FTSE 100 Index	231	06/21/19	21,697	(227,067)
FTSE/MIB Index	302	06/21/19	35,132	(1,033,452)
MSCI EAFE E-Mini Index	1,664	06/21/19	155,284	(3,219,270)
S&P 500 E-Mini Index	2,314	06/21/19	328,333	(9,759,318)

				(19,594,670)

				$(10,416,572)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	63,001,681	USD	44,382,352	Morgan Stanley & Co. International plc	06/19/19	$417,574
CHF	1,356,000	USD	1,355,864	Morgan Stanley & Co. International plc	06/19/19	16,161
CNY	197,625,000	USD	29,349,085	Bank of America NA	06/19/19	39,979
CNY	376,961,000	USD	56,049,513	Credit Suisse International	06/19/19	8,836
JPY	220,386,000	USD	1,994,624	Citibank NA	06/19/19	6,199
MXN	481,688,000	USD	24,263,098	Morgan Stanley & Co. International plc	06/19/19	240,692
MYR	87,103,000	USD	21,288,769	UBS AG	06/19/19	10,517
NZD	372,000	USD	252,382	Morgan Stanley & Co. International plc	06/19/19	1,336
PLN	6,530,000	USD	1,703,620	Morgan Stanley & Co. International plc	06/19/19	1,409
SEK	66,647,000	USD	7,095,981	Morgan Stanley & Co. International plc	06/19/19	115,166
USD	4,452,726	AUD	6,245,000	Morgan Stanley & Co. International plc	06/19/19	11,963
USD	565,482	BRL	2,209,000	JPMorgan Chase Bank NA	06/19/19	4,550
USD	13,597,292	CAD	18,093,000	Morgan Stanley & Co. International plc	06/19/19	31,454
USD	5,204,909	CNY	34,990,000	Bank of America NA	06/19/19	1,502
USD	1,356,642	CZK	30,946,000	Morgan Stanley & Co. International plc	06/19/19	8,856
USD	3,004,340	EUR	2,622,000	Citibank NA	06/19/19	43,376
USD	37,935,769	EUR	33,585,000	Morgan Stanley & Co. International plc	06/19/19	9,002
USD	80,686,938	GBP	61,320,000	Morgan Stanley & Co. International plc	06/19/19	505,153
USD	16,230,416	KRW	18,322,517,000	BNP Paribas SA	06/19/19	89,653
USD	7,296,796	KRW	8,272,742,000	JPMorgan Chase Bank NA	06/19/19	9,130
USD	18,686,975	PLN	70,547,000	Morgan Stanley & Co. International plc	06/19/19	266,654
USD	7,762,180	SEK	71,142,000	Morgan Stanley & Co. International plc	06/19/19	64,678
USD	1,886,171	SGD	2,543,000	Morgan Stanley & Co. International plc	06/19/19	6,969

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,056,863	THB	191,518,000	Goldman Sachs International	06/19/19	$9,562
ZAR	344,052,000	USD	23,409,835	Morgan Stanley & Co. International plc	06/19/19	209,678

						2,130,049

AUD	42,289,000	USD	30,083,108	Morgan Stanley & Co. International plc	06/19/19	(11,782)
BRL	20,007,000	USD	5,264,575	Bank of America NA	06/19/19	(184,187)
BRL	52,704,000	USD	13,491,706	JPMorgan Chase Bank NA	06/19/19	(108,552)
EUR	56,922,301	USD	64,687,950	Morgan Stanley & Co. International plc	06/19/19	(406,906)
GBP	2,564,000	USD	3,373,532	Morgan Stanley & Co. International plc	06/19/19	(20,856)
INR	369,106,000	USD	5,298,299	JPMorgan Chase Bank NA	06/19/19	(36,465)
KRW	3,048,604,000	USD	2,688,956	JPMorgan Chase Bank NA	06/19/19	(3,365)
MXN	150,454,000	USD	7,804,035	Morgan Stanley & Co. International plc	06/19/19	(150,340)
MYR	10,034,000	USD	2,462,936	Morgan Stanley & Co. International plc	06/19/19	(9,323)
NOK	7,160,000	USD	841,676	Morgan Stanley & Co. International plc	06/19/19	(8,992)
PLN	13,888,000	USD	3,655,927	Morgan Stanley & Co. International plc	06/19/19	(29,672)
SEK	49,112,000	USD	5,345,463	Morgan Stanley & Co. International plc	06/19/19	(31,588)
USD	4,368,511	AUD	6,221,000	Morgan Stanley & Co. International plc	06/19/19	(55,186)
USD	52,760,765	CAD	70,792,806	Morgan Stanley & Co. International plc	06/19/19	(318,534)
USD	15,636,987	INR	1,107,646,000	Citibank NA	06/19/19	(153,192)
USD	74,935,360	JPY	8,268,378,764	Morgan Stanley & Co. International plc	06/19/19	(130,944)
USD	1,872,491	MXN	37,174,000	Morgan Stanley & Co. International plc	06/19/19	(18,575)
USD	691,922	MYR	2,831,000	UBS AG	06/19/19	(342)
USD	627,890	NOK	5,499,000	Morgan Stanley & Co. International plc	06/19/19	(11,625)
USD	1,840,327	PLN	7,054,000	Morgan Stanley & Co. International plc	06/19/19	(1,523)
USD	4,209,636	SEK	39,146,000	Morgan Stanley & Co. International plc	06/19/19	(25,927)
USD	1,416,707	SGD	1,923,000	Morgan Stanley & Co. International plc	06/19/19	(4,333)
USD	9,571,141	THB	304,056,000	Goldman Sachs International	06/19/19	(29,618)
USD	1,318,373	ZAR	19,376,000	Morgan Stanley & Co. International plc	06/19/19	(11,808)

						(1,763,635)

	Net unrealized appreciation					$366,414

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	7.62%	Monthly	09/18/19(a)	09/11/24	MXN	301,000	$(87,622)	$—	$(87,622)
28 day MXIBTIIE	Monthly	8.04%	Monthly	09/18/19(a)	09/11/24	MXN	2,036,000	1,209,742	—	1,209,742
2.23%	Semi-Annual	3 month LIBOR	Quarterly	09/18/19(a)	09/17/24	USD	50,000	89,425	(21,724)	111,149
0.60%	Annual	3 month STIBOR	Quarterly	09/18/19(a)	09/18/24	SEK	673,000	(536,294)	761	(537,055)
1.84%	Semi-Annual	3 month BA	Semi-Annual	09/18/19(a)	09/18/24	CAD	188,000	552,271	75,893	476,378
2.07%	Semi-Annual	3 month BA	Semi-Annual	09/18/19(a)	09/18/24	CAD	176,000	(920,031)	—	(920,031)
2.08%	Semi-Annual	6 month BBR	Semi-Annual	09/18/19(a)	09/18/24	AUD	132,093	(1,592,312)	—	(1,592,312)
2.08%	Annual	6 month WIBOR	Semi-Annual	09/18/19(a)	09/18/24	PLN	1,416,500	(1,337,359)	—	(1,337,359)
2.09%	Semi-Annual	6 month SOR	Semi-Annual	09/18/19(a)	09/18/24	SGD	90,400	(448,901)	—	(448,901)
2.17%	Semi-Annual	3 month BA	Semi-Annual	09/18/19(a)	09/18/24	CAD	383,000	(3,425,465)	(23,489)	(3,401,976)
2.59%	Semi-Annual	3 month LIBOR	Quarterly	09/18/19(a)	09/18/24	USD	99,000	(1,513,634)	19,145	(1,532,779)
3 month HIBOR	Quarterly	2.32%	Quarterly	09/18/19(a)	09/18/24	HKD	575,000	1,097,981	—	1,097,981
3 month JIBAR	Quarterly	7.63%	Quarterly	09/18/19(a)	09/18/24	ZAR	1,003,000	198,991	—	198,991
3 month JIBAR	Quarterly	7.81%	Quarterly	09/18/19(a)	09/18/24	ZAR	333,000	233,515	—	233,515
3 month JIBAR	Quarterly	7.85%	Quarterly	09/18/19(a)	09/18/24	ZAR	615,000	499,614	—	499,614
6 month EURIBOR	Semi-Annual	0.00%	Annual	09/18/19(a)	09/18/24	EUR	93,000	(418,269)	(613,279)	195,010
6 month EURIBOR	Semi-Annual	0.25%	Annual	09/18/19(a)	09/18/24	EUR	87,000	839,569	(2,463)	842,032
6 month LIBOR	Semi-Annual	1.28%	Semi-Annual	09/18/19(a)	09/18/24	GBP	35,000	425,237	—	425,237
6 month LIBOR	Semi-Annual	1.34%	Semi-Annual	09/18/19(a)	09/18/24	GBP	561,000	9,153,765	33,703	9,120,062

								$4,020,223	$(531,453)	$4,551,676

(a)	Forward Swap.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
8.07%	At Termination	1 day BZDIOVER	At Termination	BNP Paribas SA	N/A		01/02/23	BRL	80,942	$25,800	$—	$25,800
1 week CNREPOFI	Quarterly	3.08%	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	354,986	155,376	—	155,376
1 week CNREPOFI	Quarterly	3.09%	Quarterly	BNP Paribas SA	09/18/19	(a)	09/18/24	CNY	254,251	125,155	—	125,155
1 week CNREPOFI	Quarterly	3.09%	Quarterly	BNP Paribas SA	09/18/19	(a)	09/18/24	CNY	340,210	167,469	—	167,469
1 week CNREPOFI	Quarterly	3.09%	Quarterly	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	CNY	198,450	101,747	—	101,747
1 week CNREPOFI	Quarterly	3.11%	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	194,103	124,667	—	124,667
1 week CNREPOFI	Quarterly	3.13%	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	85,000	64,447	—	64,447
1 week CNREPOFI	Quarterly	3.13%	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	CNY	85,000	19,236	—	19,236
1.67%	Quarterly	3 month CD_KSDA	Quarterly	Bank of America NA	09/18/19	(a)	09/18/24	KRW	22,362,000	(74,021)	—	(74,021)
3 month KLIBOR	Quarterly	3.52%	Quarterly	Goldman Sachs International	09/18/19	(a)	09/18/24	MYR	60,500	23,194	—	23,194
3 month KLIBOR	Quarterly	3.53%	Quarterly	BNP Paribas SA	09/18/19	(a)	09/18/24	MYR	60,500	26,526	—	26,526
3 month KLIBOR	Quarterly	3.64%	Quarterly	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	MYR	103,942	177,394	—	177,394
3 month TWCPBA	Quarterly	0.84%	Quarterly	BNP Paribas SA	09/18/19	(a)	09/18/24	TWD	525,000	18,144	—	18,144
3 month TWCPBA	Quarterly	0.89%	Quarterly	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	TWD	814,000	90,147	—	90,147
5.85%	Semi-Annual	1 day MIBOR	Semi-Annual	Bank of America NA	09/18/19	(a)	09/18/24	INR	12,496,160	(680,668)	—	(680,668)
5.93%	Semi-Annual	1 day MIBOR	Semi-Annual	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	INR	2,830,880	(291,022)	—	(291,022)
6 month THBFIX	Semi-Annual	1.88%	Semi-Annual	BNP Paribas SA	09/18/19	(a)	09/18/24	THB	375,680	12,952	—	12,952
6 month THBFIX	Semi-Annual	1.89%	Semi-Annual	BNP Paribas SA	09/18/19	(a)	09/18/24	THB	798,320	33,462	—	33,462
6 month THBFIX	Semi-Annual	1.99%	Semi-Annual	BNP Paribas SA	09/18/19	(a)	09/18/24	THB	776,650	148,266	—	148,266
6 month THBFIX	Semi-Annual	2.00%	Semi-Annual	JPMorgan Chase Bank NA	09/18/19	(a)	09/18/24	THB	1,442,350	296,835	—	296,835

										$565,106	$—	$565,106

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future April 2019	TWD	62,798,269	Merrill Lynch International & Co.	04/17/19	TWD	62,798	$25,623	$—	$25,623
KOSPI 200 Index Futures June 2019	KRW	12,834,260,400	Merrill Lynch International & Co.	06/13/19	KRW	12,834,260	48,930	—	48,930
KOSPI 200 Index Futures June 2019	KRW	4,692,095,200	Merrill Lynch International & Co.	06/13/19	KRW	4,692,095	17,888	—	17,888
KOSPI 200 Index Futures June 2019	KRW	11,868,240,800	Merrill Lynch International & Co.	06/13/19	KRW	11,868,241	45,246	—	45,246
KOSPI 200 Index Futures June 2019	KRW	4,623,093,800	Merrill Lynch International & Co.	06/13/19	KRW	4,623,094	17,625	—	17,625

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

OTC Total Return Swaps (continued)

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Index Futures June 2019	KRW	11,868,240,800	Merrill Lynch International & Co.	06/13/19	KRW	11,868,241	$45,246	$—	$45,246
KOSPI 200 Index Futures June 2019	KRW	1,173,023,800	Merrill Lynch International & Co.	06/13/19	KRW	1,173,024	4,472	—	4,472
KOSPI 200 Index Futures June 2019	KRW	17,694,802,050	Merrill Lynch International & Co.	06/13/19	KRW	17,694,802	(81,580)	—	(81,580)
KOSPI 200 Index Futures June 2019	KRW	3,017,165,950	Merrill Lynch International & Co.	06/13/19	KRW	3,017,166	(32,830)	—	(32,830)

							$90,620	$—	$90,620

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.25%
1 day MIBOR	Mumbai Interbank Offered Rate	8.80%
1 week CNREPOFI	7 Day China Fixing Repo Rates	2.73%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.52%
3 month BA	3 month Canadian Bankers Acceptances	2.02%
3 month CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association	1.87%
3 month HIBOR	Hong Kong Interbank Offered Rate	1.76%
3 month JIBAR	Johannesburg Interbank Average Rate	7.15%
3 month KLIBOR	Kuala Lumpur Interbank Offered Rate	3.65%
3 month LIBOR	London Interbank Offered Rate	2.60%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.01)%
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	0.66%
6 month BBR	Australian Bank Bill Rate	1.77%
6 month EURIBOR	Euro Interbank Offered Rate	(0.23)%
6 month LIBOR GBP	London Interbank Offered Rate	0.95%
6 month SOR	Singapore Interbank Offered Rates	2.00%
6 month THBFIX	6 month Thai Baht Interest Rate Fixing	1.40%
6 month WIBOR	Warsaw Interbank Offered Rate	1.69%

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$129,502	$(660,955)	$14,409,711	$(9,858,035)
OTC Swaps	—	—	1,815,847	(1,160,121)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$5,610,686	$—	$4,178,070	$—	$9,788,756
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,130,049	—	—	2,130,049
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	14,409,711	—	14,409,711
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	205,030	—	1,610,817	—	1,815,847

	$—	$—	$5,815,716	$2,130,049	$20,198,598	$—	$28,144,363

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$15,425,172	$—	$4,780,156	$—	$20,205,328
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,763,635	—	—	1,763,635
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	9,858,035	—	9,858,035
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	114,410	—	1,045,711	—	1,160,121

	$—	$—	$15,539,582	$1,763,635	$15,683,902	$—	$32,987,119

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the six months ended March 31, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$23,446,637	$—	$11,855,514	$—	$35,302,151
Forward foreign currency exchange contracts	—	—	—	(3,027,734)	—	—	(3,027,734)
Swaps	—	—	2,374,307	—	(12,511,635)	—	(10,137,328)

	$—	$—	$25,820,944	$(3,027,734)	$(656,121)	$—	$22,137,089

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(14,031,868)	$—	$(2,256,101)	$—	$(16,287,969)
Forward foreign currency exchange contracts	—	—	—	722,286	—	—	722,286
Swaps	—	—	(643,638)	—	1,213,643	—	570,005

	$—	$—	$(14,675,506)	$722,286	$(1,042,458)	$—	$(14,995,678)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$570,905,775
Average notional value of contracts — short	$863,833,631
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$395,733,565
Average amounts sold — in USD	$345,100,157
Interest rate swaps:
Average notional value — pays fixed rate	$1,633,595,427
Average notional value — receives fixed rate	$5,443,918,728
Total return swaps:
Average notional value	$90,495,010

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,864,995	$5,585,777
Forward foreign currency exchange contracts	2,130,049	1,763,635
Swaps — Centrally cleared	4,643,798	—
Swaps — OTC(a)	1,815,847	1,160,121

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$11,454,689	$8,509,533
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,508,793)	(5,585,777)

Total derivative assets and liabilities subject to an MNA	$3,945,896	$2,923,756

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(e)
Bank of America NA	$405,207	$(405,207)	$—	$—	$—
BNP Paribas SA	647,427	—	—	(647,427)	—
Citibank NA	49,575	(49,575)	—	—	—
Credit Suisse International	8,836	—	—	—	8,836
Goldman Sachs International	32,756	(29,618)	—	—	3,138
JPMorgan Chase Bank NA	679,803	(439,404)	—	(240,399)	—
Merrill Lynch International & Co.	205,030	(114,410)	—	—	90,620
Morgan Stanley & Co. International plc	1,906,745	(1,247,914)	—	—	658,831
UBS AG	10,517	(342)	(10,175)	—	—

	$3,945,896	$(2,286,470)	$(10,175)	$(887,826)	$761,425

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities (e)
Bank of America NA	$938,876	$(405,207)	$—	$(533,669)	$—
Citibank NA	153,192	(49,575)	—	(103,617)	—
Goldman Sachs International	29,618	(29,618)	—	—	—
JPMorgan Chase Bank NA	439,404	(439,404)	—	—	—
Merrill Lynch International & Co.	114,410	(114,410)	—	—	—
Morgan Stanley & Co. International plc	1,247,914	(1,247,914)	—	—	—
UBS AG	342	(342)	—	—	—

	$2,923,756	$(2,286,470)	$—	$(637,286)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$—	$1,979,505	$—	$1,979,505
Air Freight & Logistics	1,161,649	—	—	1,161,649
Airlines	4,738,256	706,713	—	5,444,969
Auto Components	418,711	—	—	418,711
Automobiles	5,231,193	5,341,810	—	10,573,003
Banks	8,853,341	20,152,480	—	29,005,821
Beverages	1,900,048	5,751,655	—	7,651,703
Biotechnology	4,144,540	1,104,848	—	5,249,388
Capital Markets	2,976,544	2,332,995	—	5,309,539
Chemicals	2,618,824	1,852,745	—	4,471,569
Commercial Services & Supplies	6,428,356	2,513,449	—	8,941,805
Construction & Engineering	11,776,459	508,661	—	12,285,120
Construction Materials	880,409	106,374	—	986,783
Consumer Finance	1,160,061	—	—	1,160,061
Containers & Packaging	16,620,788	404,116	—	17,024,904
Distributors	—	31,226	—	31,226
Diversified Financial Services	1,152,707	1,361,440	—	2,514,147
Electric Utilities	2,664,482	2,164,485	6,112	4,835,079
Electronic Equipment, Instruments & Components	—	355,638	—	355,638
Energy Equipment & Services	580,247	192,197	—	772,444
Entertainment	6,202,136	567,224	—	6,769,360
Equity Real Estate Investment Trusts (REITs)	2,665,935	3,710,002	—	6,375,937
Food & Staples Retailing	8,735,547	3,815,443	—	12,550,990
Food Products	1,924,818	4,290,804	—	6,215,622
Gas Utilities	—	481,749	—	481,749
Health Care Equipment & Supplies	6,835,717	2,584,201	—	9,419,918
Health Care Providers & Services	11,402,906	2,074,443	—	13,477,349
Health Care Technology	475,523	28,610	—	504,133
Hotels, Restaurants & Leisure	162,038	1,071,425	—	1,233,463
Household Durables	2,595,073	33,777	—	2,628,850
Household Products	2,556,531	2,023,591	—	4,580,122
Independent Power and Renewable Electricity Producers	—	124,365	—	124,365
Industrial Conglomerates	2,135,722	690,973	—	2,826,695
Insurance	8,025,688	19,055,635	—	27,081,323
Interactive Media & Services	12,619,764	114,741	—	12,734,505
Internet & Direct Marketing Retail	12,646,133	100,497	—	12,746,630
IT Services	10,351,054	2,472,140	—	12,823,194
Life Sciences Tools & Services	953,852	330,664	—	1,284,516
Machinery	—	222,297	—	222,297
Media	6,915,836	86,675	—	7,002,511
Metals & Mining	2,737,392	1,239,415	—	3,976,807
Multiline Retail	1,473,481	909,577	—	2,383,058
Multi-Utilities	3,482,490	315,444	—	3,797,934
Oil, Gas & Consumable Fuels	12,622,750	12,870,565	—	25,493,315
Paper & Forest Products	—	31,737	—	31,737
Personal Products	536,217	6,522,256	—	7,058,473
Pharmaceuticals	22,851,078	16,451,032	—	39,302,110
Professional Services	6,072,873	1,787,210	—	7,860,083
Real Estate Management & Development	—	5,965,431	—	5,965,431
Road & Rail	62,127	92,978	—	155,105
Semiconductors & Semiconductor Equipment	158,005	—	—	158,005
Software	16,660,951	2,116,763	—	18,777,714
Specialty Retail	36,425,556	630,665	—	37,056,221
Technology Hardware, Storage & Peripherals	7,339,858	—	—	7,339,858
Textiles, Apparel & Luxury Goods	—	809,099	—	809,099

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2019	BlackRock Tactical Opportunities Fund

	Level 1	Level 2	Level 3	Total
Tobacco	$831,755	$2,275,761	$—	$3,107,516
Trading Companies & Distributors	173,815	—	—	173,815
Transportation Infrastructure	—	1,320,592	—	1,320,592
Water Utilities	—	315,672	—	315,672
Wireless Telecommunication Services	—	224,196	—	224,196
Preferred Stocks(a)	—	3,098,766	—	3,098,766
U.S. Treasury Obligations	—	158,632,852	—	158,632,852
Short-Term Securities	33,595,055	—	—	33,595,055

	$315,534,291	$306,349,604	$6,112	$621,890,007

Derivative Financial Instruments(b)
Assets:
Equity contracts	$5,610,686	$205,030	$—	$5,815,716
Foreign currency exchange contracts	—	2,130,049	—	2,130,049
Interest rate contracts	4,178,070	16,020,528	—	20,198,598
Liabilities:
Equity contracts	(15,425,172)	(114,410)	—	(15,539,582)
Foreign currency exchange contracts	—	(1,763,635)	—	(1,763,635)
Interest rate contracts	(4,780,156)	(10,903,746)	—	(15,683,902)

	$(10,416,572)	$5,573,816	$—	$(4,842,756)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2019, there were no transfers between levels.

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

March 31, 2019

BlackRock Tactical Opportunities Fund

ASSETS
Investments at value — unaffiliated (cost — $568,100,693)	$588,294,952
Investments at value — affiliated (cost — $33,595,055)	33,595,055
Cash	987
Cash pledged:
Collateral — OTC derivatives	1,850,000
Futures contracts	63,258,000
Centrally cleared swaps	22,235,000
Foreign currency at value (cost — $23,155,351)	23,047,379
Receivables:
Investments sold	22,941
Securities lending income — affiliated	25,009
Capital shares sold	111,830,192
Dividends — affiliated	69,266
Dividends — unaffiliated	1,172,171
Interest — unaffiliated	654,061
From the Manager	23,020
Variation margin on futures contracts	2,864,995
Variation margin on centrally cleared swaps	4,643,798
Unrealized appreciation on:
Forward foreign currency exchange contracts	2,130,049
OTC swaps	1,815,847
Prepaid expenses	54,744
Other assets	79

Total assets	857,587,545

LIABILITIES
Cash received as collateral for OTC derivatives	1,340,000
Payables:
Administration fees	38,258
Capital shares redeemed	524,722
Investment advisory fees	325,894
Trustees’ and Officer’s fees	6,429
Other affiliates	61,557
Professional fees	322,890
Service and distribution fees	68,285
Variation margin on futures contracts	5,585,777
Transfer agent fees	282,289
Other accrued expenses	243,135
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,763,635
OTC swaps	1,160,121

Total liabilities	11,722,992

NET ASSETS	$845,864,553

NET ASSETS CONSIST OF
Paid-in capital	$860,448,150
Accumulated loss	(14,583,597)

NET ASSETS	$845,864,553

NET ASSET VALUE
Institutional — Based on net assets of $232,573,677 and 16,746,000 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.89

Service — Based on net assets of $1,194,047 and 86,563 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.79

Investor A — Based on net assets of $237,700,147 and 17,253,956 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.78

Investor C — Based on net assets of $19,700,570 and 1,468,381 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.42

Class K — Based on net assets of $354,696,112 and 25,595,705 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.86

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statement of Operations  (unaudited)

Six Months Ended March 31, 2019

BlackRock Tactical Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$403,060
Dividends — unaffiliated	4,493,578
Interest — unaffiliated	1,882,369
Securities lending income — affiliated — net	29,210
Foreign taxes withheld	(172,218)

Total investment income	6,635,999

EXPENSES
Investment advisory	1,878,333
Service and distribution — class specific	410,608
Transfer agent — class specific	316,453
Administration	142,841
Accounting services	70,788
Custodian	69,178
Administration — class specific	68,297
Professional	56,881
Registration	36,474
Printing	34,223
Trustees and Officer	9,814
Board realignment and consolidation	9,741
Miscellaneous	21,211

Total expenses	3,124,842
Less:
Fees waived and/or reimbursed by the Manager	(19,526)

Total expenses after fees waived and/or reimbursed	3,105,316

Net investment income	3,530,683

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(394)
Investments — unaffiliated	(9,475,245)
Forward foreign currency exchange contracts	(3,027,734)
Foreign currency transactions	(648,146)
Futures contracts	35,302,151
Swaps	(10,137,328)

12,013,304

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(7,813,866)
Forward foreign currency exchange contracts	722,286
Foreign currency translations	90,989
Futures contracts	(16,287,969)
Swaps	570,005

(22,718,555)

Net realized and unrealized loss	(10,705,251)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,174,568)

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Tactical Opportunities Fund
	Six Months Ended 03/31/19 (unaudited)	Year Ended 09/30/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,530,683	$5,360,807
Net realized gain	12,013,304	53,833,470
Net change in unrealized appreciation (depreciation)	(22,718,555)	4,522,696

Net increase (decrease) in net assets resulting from operations	(7,174,568)	63,716,973

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(17,643,157)	(1,569,603)
Service	(82,582)	(6,689)
Investor A	(21,588,975)	(1,907,243)
Investor B	—	(503)
Investor C	(1,630,883)	(218,265)
Class K	(17,911,034)	(1,723,712)

Decrease in net assets resulting from distributions to shareholders	(58,856,631)	(5,426,015)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	223,403,402	22,578,212

NET ASSETS(b)
Total increase in net assets	157,372,203	80,869,170
Beginning of period	688,492,350	607,623,180

End of period	$845,864,553	$688,492,350

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Institutional
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.44		$14.11	$13.41	$14.20	$15.52	$15.95

Net investment income(a)	0.09		0.14	0.09	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.25)		1.31	0.82	(0.16)	(0.23)	1.04

Net increase (decrease) from investment operations	(0.16)		1.45	0.91	(0.09)	(0.17)	1.08

Distributions(b)
From net investment income	(0.55)		(0.12)	(0.23)	(0.51)	(0.35)	(0.20)
From net realized gain	(0.84)		—	—	(0.19)	(0.80)	(1.31)

Total distributions	(1.39)		(0.12)	(0.23)	(0.70)	(1.15)	(1.51)

Capital Contribution	—		—	0.02	—	—	—

Net asset value, end of period	$13.89		$15.44	$14.11	$13.41	$14.20	$15.52

Total Return(c)
Based on net asset value	(0.86	)%(d)	10.36%	7.05%	(0.71)%	(1.27)%	7.02%

Ratios to Average Net Assets(e)
Total expenses(f)	0.78	%(g)	0.93%	0.92%	0.91%	0.84%	0.85%

Total expenses after fees waived and/or reimbursed	0.77	%(g)	0.89%	0.89%	0.87%	0.81%	0.82%

Net investment income	1.18	%(g)	0.94%	0.65%	0.49%	0.40%	0.28%

Supplemental Data
Net assets, end of period (000)	$232,574		$220,711	$189,242	$271,623	$265,521	$342,794

Portfolio turnover rate	122%		265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%	0.11%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	N/A	0.84%	0.85%

(g)	Annualized.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)

	Service
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.33		$14.02	$13.34	$14.12	$15.44	$15.90

Net investment income (loss)(a)	0.06		0.10	0.05	0.02	0.01	(0.01)
Net realized and unrealized gain (loss)	(0.25)		1.32	0.81	(0.14)	(0.23)	1.02

Net increase (decrease) from investment operations	(0.19)		1.42	0.86	(0.12)	(0.22)	1.01

Distributions(b)
From net investment income	(0.51)		(0.11)	(0.20)	(0.47)	(0.30)	(0.16)
From net realized gain	(0.84)		—	—	(0.19)	(0.80)	(1.31)

Total distributions	(1.35)		(0.11)	(0.20)	(0.66)	(1.10)	(1.47)

Capital Contribution	—		—	0.02	—	—	—

Net asset value, end of period	$13.79		$15.33	$14.02	$13.34	$14.12	$15.44

Total Return(c)
Based on net asset value	(1.09	)%(d)	10.21%	6.66%	(0.95)%	(1.58)%	6.57%

Ratios to Average Net Assets(e)
Total expenses(f)	1.12	%(g)	1.22%	1.23%	1.24%	1.21%	1.21%

Total expenses after fees waived and/or reimbursed	1.12	%(g)	1.16%	1.17%	1.17%	1.17%	1.17%

Net investment income (loss)	0.85	%(g)	0.65%	0.38%	0.17%	0.05%	(0.04)%

Supplemental Data
Net assets, end of period (000)	$1,194		$832	$828	$1,667	$1,703	$1,703

Portfolio turnover rate	122%		265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%	0.11%

(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	N/A	1.23%	1.17%	1.17%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)

	Investor A
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.31		$14.02	$13.33	$14.12	$15.43	$15.89

Net investment income (loss)(a)	0.06		0.09	0.05	0.02	0.02	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.24)		1.31	0.81	(0.15)	(0.22)	1.01

Net increase (decrease) from investment operations	(0.18)		1.40	0.86	(0.13)	(0.20)	1.01

Distributions(c)
From net investment income	(0.51)		(0.11)	(0.19)	(0.47)	(0.31)	(0.16)
From net realized gain	(0.84)		—	—	(0.19)	(0.80)	(1.31)

Total distributions	(1.35)		(0.11)	(0.19)	(0.66)	(1.11)	(1.47)

Capital Contribution	—		—	0.02	—	—	—

Net asset value, end of period	$13.78		$15.31	$14.02	$13.33	$14.12	$15.43

Total Return(d)
Based on net asset value	(1.04	)%(e)	10.06%	6.66%	(1.02)%	(1.48)%	6.58%

Ratios to Average Net Assets(f)
Total expenses(g)	1.14	%(h)	1.21%	1.20%	1.21%	1.14%	1.16%

Total expenses after fees waived and/or reimbursed	1.13	%(h)	1.20%	1.20%	1.18%	1.11%	1.13%

Net investment income	0.79	%(h)	0.61%	0.37%	0.15%	0.11%	0.00%

Supplemental Data
Net assets, end of period (000)	$237,700		$237,442	$244,101	$271,941	$308,570	$350,131

Portfolio turnover rate	122%		265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%	0.11%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Expense ratios	N/A	N/A	1.20%	N/A	N/A	1.15%

(h)	Annualized.

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)

	Investor C
	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.81		$13.64	$12.95	$13.73	$15.06	$15.60

Net investment income (loss)(a)	0.00	(b)	(0.01)	(0.05)	(0.07)	(0.08)	(0.10)
Net realized and unrealized gain (loss)	(0.22)		1.27	0.80	(0.15)	(0.22)	1.00

Net increase (decrease) from investment operations	(0.22)		1.26	0.75	(0.22)	(0.30)	0.90

Distributions(c)
From net investment income	(0.33)		(0.09)	(0.08)	(0.37)	(0.23)	(0.13)
From net realized gain	(0.84)		—	—	(0.19)	(0.80)	(1.31)

Total distributions	(1.17)		(0.09)	(0.08)	(0.56)	(1.03)	(1.44)

Capital Contribution	—		—	0.02	—	—	—

Net asset value, end of period	$13.42		$14.81	$13.64	$12.95	$13.73	$15.06

Total Return(d)
Based on net asset value	(1.39	)%(e)	9.27%	5.99%	(1.70)%	(2.20)%	5.91%

Ratios to Average Net Assets(f)
Total expenses(g)	1.84	%(h)	1.89%	1.89%	1.90%	1.82%	1.84%

Total expenses after fees waived and/or reimbursed	1.84	%(h)	1.88%	1.89%	1.87%	1.79%	1.81%

Net investment income (loss)	0.04	%(h)	(0.08)%	(0.34)%	(0.54)%	(0.57)%	(0.68)%

Supplemental Data
Net assets, end of period (000)	$19,701		$31,022	$35,343	$54,050	$65,728	$74,467

Portfolio turnover rate	122%		265%	257%	359%	295%	181%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%	0.11%

(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, for the year ended September 30, 2014, the ratio would have been 1.83%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund (continued)
	Class K

	Six Months Ended 03/31/19 (unaudited)		Year Ended September 30,		Period from 08/01/16 (a) to 09/30/16
			2018	2017

Net asset value, beginning of period	$15.43		$14.08	$13.42	$13.41

Net investment income(b)	0.09		0.16	0.13	0.03
Net realized and unrealized gain (loss)	(0.24)		1.32	0.79	(0.02)

Net increase (decrease) from investment operations	(0.15)		1.48	0.92	0.01

Distributions(c)
From net investment income	(0.58)		(0.13)	(0.26)	—
From net realized gain	(0.84)		—	—	—

Total distributions	(1.42)		(0.13)	(0.26)	—

Net asset value, end of period	$13.86		$15.43	$14.08	$13.42

Total Return(d)
Based on net asset value	(0.84	)%(e)	10.57%	6.93%	0.07	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.70	%(g)	0.76%	0.77%	0.78	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.70	%(g)	0.75%	0.77%	0.75	%(g)

Net investment income	1.27	%(g)	1.09%	0.94%	1.20	%(g)

Supplemental Data
Net assets, end of period (000)	$354,696		$198,487	$138,018	$200

Portfolio turnover rate	122%		265%	257%	359	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/19 (unaudited)	For the Year Ended September 30,		Period from 08/01/16 to 09/30/16
		2018	2017
Investments in underlying funds	0.01%	0.01%	0.01%	0.05%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (continued)

guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Fund.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

The Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and BlackRock (Singapore) Limited (“BRS”) collectively, the “Sub-Advisors”, each an affiliate of the Manager. The Manager pays BAMNA and BRS for services they provide for that portion of the Fund for which BAMNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C
Distribution Fees	—	—	0.75%
Service Fees	0.25%	0.25%	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Service	Investor A	Investor C	Total
Service and distribution Fees	$1,153	$297,046	$112,409	$410,608

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration – class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor C	Class K	Total
$21,318	$92	$23,762	$2,248	$20,877	$68,297

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Total
$101,992	$246	$241	$102,479

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended March 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Service	Investor A	Investor C	Class K	Total
$756	$69	$39,723	$1,446	$234	$42,228

For the six months ended March 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C	Class K	Total
$79,113	$800	$220,300	$15,845	$395	$316,453

Other Fees: For the six months ended March 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $6,302.

For the six months ended March 31, 2019, affiliates received CDSCs as follows:

Investor A	Investor C
$8	$651

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2019, the amount waived was $12,905.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustee who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2019, there were no fees waived by the Manager pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2019, the amount reimbursed was $6,621.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Service	Investor A	Investor C	Class K
0.89%	1.17%	1.37%	2.14%	0.84%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended March 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

•	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

•	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On March 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2019	2020	2021
Fund level	$5,695	$—	$—
Institutional	68,322	67,144	—
Service	956	432	—
Investor A	753	—	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended March 31, 2019, the Fund paid BIM $6,360 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trusts are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S Government Securities	$651,980,553	$626,562,344
U.S Government Securities	61,492,749	45,156,863

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2018, the Fund had a capital loss carryforward with no expiration date available to offset future realized capital gains in the amount of $3,234,286.

As of March 31, 2019, gross unrealized appreciation and gross unrealized depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$604,939,568

Gross unrealized appreciation	52,769,153
Gross unrealized depreciation	(40,661,469)

Net unrealized appreciation	$12,107,684

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/2019		Year Ended 09/30/2018
	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,854,063	$68,150,796	5,930,824	$88,216,243
Shares issued in reinvestment of distributions	1,138,641	15,531,063	92,039	1,335,481
Shares redeemed	(3,540,171)	(51,666,566)	(5,140,817)	(75,765,159)

Net increase	2,452,533	$32,015,293	882,046	$13,786,565

Service
Shares sold	52,628	$739,605	18,095	$269,652
Shares issued in reinvestment of distributions	6,087	82,536	440	6,344
Shares redeemed	(26,403)	(371,172)	(23,333)	(346,421)

Net increase (decrease)	32,312	$450,969	(4,798)	$(70,425)

Investor A
Shares sold	1,665,335	$24,481,465	709,861	$10,660,951
Shares issued from conversion	—	—	6,266	89,795
Shares issued in reinvestment of distributions	1,562,094	21,150,762	129,036	1,860,696
Shares redeemed	(1,482,783)	(21,125,062)	(2,741,294)	(40,278,089)

Net increase (decrease)	1,744,646	$24,507,165	(1,896,131)	$(27,666,647)

Investor B(a)
Shares sold	—	$—	4	$85
Shares issued in reinvestment of distributions	—	—	35	501
Shares converted	—	—	(6,323)	(89,795)
Shares redeemed	—	—	(273)	(4,268)

Net decrease	—	$—	(6,557)	$(93,477)

Investor C
Shares sold	271,180	$3,742,000	123,519	$1,770,365
Shares issued in reinvestment of distributions	121,717	1,607,882	15,240	213,665
Shares redeemed	(1,019,262)	(14,669,468)	(635,379)	(9,044,183)

Net decrease	(626,365)	$(9,319,586)	(496,620)	$(7,060,153)

Class K
Shares sold	11,851,145	$164,197,880	3,577,635	$51,399,050
Shares issued in reinvestment of distributions	1,316,988	17,911,034	118,907	1,721,775
Shares redeemed	(436,563)	(6,359,353)	(631,695)	(9,438,476)

Net increase	12,731,570	$175,749,561	3,064,847	$43,682,349

Total Net Increase	16,334,696	$223,403,402	1,542,787	$22,578,212

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain	Return of Capital
Institutional	$(1,569,603)	$—	$—
Service	(6,689)	—	—
Investor A	(1,907,243)	—	—
Investor B(a)	(503)	—	—
Investor C	(218,265)	—	—
Class K	(1,723,712)	—	—

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Undistributed net investment income as of September 30, 2018 was $21,204,959.

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective April 18, 2019, the credit agreement was extended until April 2020 under the same terms.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	43

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,847	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors/trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	45

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipt

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CAC	Cotation Assistée en Continu (French Stock Exchange)

CD_KSDA	Certificates of Deposit by the Korean Securities Dealers Association

CDO	Collateralized Debt Obligation

CNREPOFI	7 Day China Fixing Repo Rates

CVA	Certification Van Aandelon (Dutch Certificate)

DAX	Deutscher Aktien Index

EURIBOR	Euro Interbank Offered Rate

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

KLIBOR	Kuala Lumpur Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MIB	Milano Italia Borsa

MIBOR	Moscow Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OMX	Stockholm Nordic Exchange

OTC	Over-The-Counter

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

SOR	Singapore Interbank Offered Rates

STIBOR	Stockholm Interbank Offered Rate

THBFIX	Thai Baht Interest Rate Fixing

TOPIX	Tokyo Stock Price Index

TWCPBA	Taiwan Secondary Markets Bills Rate

WIBOR	Warsaw Interbank Offered Rate

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-3/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 5, 2019

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